Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
7. INCOME TAXES
The 2017 Tax Act was enacted in December 2017 and included a number of changes to previous U.S. tax laws that impacted the company, most notably a reduction of the U.S. corporate income tax rate from 35 percent to 21 percent for tax years beginning after December 31, 2017. In accordance with Staff Accounting Bulletin No.118, the company recognized provisional tax expense of $285 million for the year ended December 31, 2017 and additional tax expense of $5 million for the year ended December 31, 2018 related to the 2017 Tax Act.

Federal and foreign income tax expense consisted of the following:

	Year Ended December 31
$ in millions	2019	2018	2017
Federal income tax expense:
Current	$758	$292	$449
Deferred	(474)	213	907
Total federal income tax expense	284	505	1,356
Foreign income tax expense:
Current	10	7	8
Deferred	6	1	(4)
Total foreign income tax expense	16	8	4
Total federal and foreign income tax expense	$300	$513	$1,360

Earnings from foreign operations before income taxes are not material for all periods presented.
Income tax expense differs from the amount computed by multiplying earnings before income taxes by the statutory federal income tax rate due to the following:

	Year Ended December 31
$ in millions	2019		2018		2017
Income tax expense at statutory rate	$535	21.0%	$786	21.0%	$1,480	35.0%
Stock compensation - excess tax benefits	(14)	(0.5)	(27)	(0.7)	(48)	(1.1)
Research credit	(216)	(8.5)	(186)	(5.0)	(130)	(3.1)
Foreign derived intangible income	(28)	(1.1)	(16)	(0.4)	—	—
Manufacturing deduction	—	—	—	—	(97)	(2.3)
Settlements with taxing authorities	—	—	—	—	(42)	(1.0)
Impacts related to the 2017 Tax Act	—	—	(84)	(2.2)	285	6.8
MTM benefit tax rate differential(1)	—	—	—	—	(72)	(1.7)
Other, net	23	0.9	40	1.0	(16)	(0.4)
Total federal and foreign income taxes	$300	11.8%	$513	13.7%	$1,360	32.2%

(1)	Impact of applying the 2017 Tax Act enacted statutory tax rate of 21 percent versus 35 percent.
The year to date 2019 effective tax rate decreased to 11.8 percent from 13.7 percent in the same period of 2018. MTM expense reduced the 2019 effective tax rate by 3.7 percentage points and the 2018 effective tax rate by 1.1 percentage points. In addition, the company’s effective tax rate for 2019 reflects an increase in benefits for research credits and foreign derived intangible income of $30 million and $12 million, respectively, and the absence of an $84 million benefit associated with the 2017 Tax Act realized in 2018.
The year to date 2018 effective tax rate decreased to 13.7 percent from 32.2 percent in the same period of 2017 principally due to the reduction of the U.S. corporate income tax rate from 35 percent to 21 percent as a result of the 2017 Tax Act and a $56 million increase in research credits. In addition, the company’s effective tax rate for 2017 includes $285 million of tax expense recorded in connection with the 2017 Tax Act, largely due to the write-down of net deferred tax assets, offset by $97 million of tax benefits associated with manufacturing deductions and a $72 million tax benefit from the impact of applying the 2017 Tax Act enacted statutory tax rate of 21 percent versus 35 percent to the 2017 MTM benefit.
Income tax payments, net of refunds received, were $324 million, $270 million and $517 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Uncertain Tax Positions
We file income tax returns in the U.S. federal jurisdiction and in various state and foreign jurisdictions. The Northrop Grumman 2014-2017 federal tax returns and refund claims related to its 2007-2016 federal tax returns are currently under IRS examination. In addition, legacy Orbital ATK federal tax returns for the year ended March 31, 2015, the nine-month transition period ended December 31, 2015 and calendar years 2016-2017 are currently under IRS examination.
Tax returns for open tax years related to state and foreign jurisdictions remain subject to examination. As state income taxes are generally considered allowable and allocable costs, any individual or aggregate state examination impacts are not expected to have a material impact on our financial results. Amounts currently subject to examination related to foreign jurisdictions are not material.
The change in unrecognized tax benefits during 2019, 2018 and 2017, excluding interest, is as follows:

	December 31
$ in millions	2019	2018	2017
Unrecognized tax benefits at beginning of the year	$748	$283	$135
Additions based on tax positions related to the current year	158	293	102
Additions for tax positions of prior years	400	207	110
Reductions for tax positions of prior years	(65)	(23)	(44)
Settlements with taxing authorities	(15)	(7)	(20)
Other, net	(3)	(5)	—
Net change in unrecognized tax benefits	475	465	148
Unrecognized tax benefits at end of the year	$1,223	$748	$283

During 2019, we increased our unrecognized tax benefits by approximately $319 million related to our methods of accounting associated with the timing of revenue recognition and related costs, and the 2017 Tax Act. It is reasonably possible that within the next twelve months our unrecognized tax benefits may decrease by up to $60 million. Since enactment of the 2017 Tax Act, the IRS and U.S. Treasury Department have issued and are expected to further issue interpretive guidance that impacts taxpayers. We will continue to evaluate such guidance as it is issued.
These liabilities, along with $56 million of accrued interest and penalties, are included in other current and non-current liabilities in the consolidated statements of financial position. If the income tax benefits from these tax positions are ultimately realized, $570 million of federal and foreign tax benefits would reduce the company’s effective tax rate.
Net interest expense within the company’s federal, foreign and state income tax provisions was not material for all years presented.
Deferred Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and tax purposes. Net deferred tax assets and liabilities are classified as non-current in the consolidated statements of financial position.
The tax effects of significant temporary differences and carryforwards that gave rise to year-end deferred federal, state and foreign tax balances, as presented in the consolidated statements of financial position, are as follows:

	December 31
$ in millions	2019	2018
Deferred Tax Assets
Retiree benefits	$1,827	$1,541
Accrued employee compensation	336	308
Provisions for accrued liabilities	166	139
Inventory	684	650
Stock-based compensation	38	42
Operating lease liabilities	411	—
Tax credits	166	174
Other	73	59
Gross deferred tax assets	3,701	2,913
Less valuation allowance	(160)	(142)
Net deferred tax assets	3,541	2,771
Deferred Tax Liabilities
Goodwill	515	511
Purchased intangibles	262	346
Property, plant and equipment, net	584	518
Operating lease right-of-use assets	404	—
Contract accounting differences	1,225	1,381
Other	43	29
Deferred tax liabilities	3,033	2,785
Total net deferred tax assets (liabilities)	$508	$(14)

Realization of deferred tax assets is primarily dependent on generating sufficient taxable income in future periods. The company believes it is more-likely-than-not our net deferred tax assets will be realized.
At December 31, 2019, the company has available tax credits and unused net operating losses of $324 million and $310 million, respectively, that may be applied against future taxable income. The majority of tax credits and net operating losses expire in 2020 through 2040, however, some may be carried forward indefinitely. Due to the uncertainty of the realization of the tax credits and net operating losses, the company has recorded valuation allowances of $121 million and $32 million as of December 31, 2019, respectively.
Undistributed Foreign Earnings
As of December 31, 2019, the company has accumulated undistributed earnings generated by our foreign subsidiaries and most have been taxed in the U.S. as a result of the 2017 Tax Act. The 2017 Tax Act allows for a dividend received deduction for repatriation of earnings. We intend to indefinitely reinvest these earnings, as well as future earnings from our foreign subsidiaries, to fund our international operations and foreign credit facility. In addition, we expect future U.S. cash generation will be sufficient to meet future U.S. cash needs.